EXHIBIT 99

[GOLDMAN SACHS LOGO]

                                GSAMP 2002 WMC-1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification      Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   COMOLTV      FICO
-------------------------------------------------------------------------------------------------------------------
0001 CONFORMING , Arms        1,527     $244,805,922.44      8.274     359.96   358.28   358.59     91.62   635.702
0002 CONFORMING , Fixed         726      $43,155,636.86     10.133     262.81   349.86   261.43     90.42   654.750
0003 NON CONFORMING , Arms      291     $114,699,946.50      8.004     360.00   358.24   358.62     90.42   639.512
0004 NON CONFORMING , Fixed     508      $55,346,887.46      9.700     283.69   352.59   282.34     90.07   645.915
-------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                3,052     $458,008,393.26
-------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    GSAMP 2002 WMC-1
                        Deal Name   CONFORMING
                          Amort       Arms

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap  Per Cap
-----   -----------------   --------   --------   ------   ------   ------   -------  -------
1,527     $244,805,922.44      8.274     359.96   358.28   358.59     0.37    1.594    1.000

Loans   Life Ca  MTR 7/0  Margin   _Minra   SUBOLTV   COMOLTV   PP Rter      FICO
-----   -------  -------  ------   ------   -------   -------   -------   -------
1,527   14.754    23.37    6.024    8.268     81.54     91.62     21.38   635.702

Current Rate      Principal Balance          Orig Term    Rem Term                AM WAM                  Age
---------------   ------------------------   ----------   ---------------------   ---------------------   --------
 5-5.9%    0.61   $0 - $50,000        0.68   180   0.02   121 - 180 Mths   0.02   Missing          0.04   0  64.97
 6-6.9%   13.03   $50,000 - $100,00   9.85   360  99.98   301 - 360 Mths  99.98   121 - 180 Mths   0.02   1  33.21
 7-7.9%   35.41   $100,000 - $150,0  20.56                                        181 - 240 Mths   0.16   2   1.52
 8-8.9%   29.47   $150,000 - $200,0  24.44                                        241 - 300 Mths   0.08   3   0.22
 9-9.9%   14.70   $200,000 - $250,0  24.45                                        301 - 360 Mths  99.71   5   0.07
10-10.9%   5.37   $250,001 - $275,0   8.95
11-11.9%   1.40   $275,001 - $350,0   9.62
12-12.9%   0.02   $350,001 - $450,0   1.27
                  $450,001 - $550,0   0.19

Geography            City              Zip             Property Type        Nbr Units
------------------   ---------------   -------------   ------------------   ---------
California   53.39   LOS ANGE   3.19   91344    0.79   SINGLE FAM   69.33   1  93.37
Arizona       5.64   PHOENIX    1.58   93033    0.77   PUD DET      10.85   2   3.57
Florida       3.81   OXNARD     1.55   91335    0.70   CONDO        10.60   4   1.65
New York      2.93   SAN DIEG   1.48   93030    0.68   2-4 FAMILY    6.78   3   1.41
Virginia      2.84   SIMI VAL   1.09   93065    0.60   PUD ATT       2.30
Illinois      2.80   LAS VEGA   0.98   91304    0.59   MAN HOUSING   0.13
Pennsylvani   2.77   LONG BEA   0.96   91342    0.59
Colorado      2.76   CORONA     0.92   91331    0.50
Texas         2.47   GLENDALE   0.89   91977    0.49
Michigan      2.27   SACRAMEN   0.82   93063    0.49
Georgia       2.18   MESA       0.81   91306    0.49
Massachuset   1.94   GRANADA    0.79   94806    0.47
*More*       14.19   *More*    84.95   *More*  92.82

Geography    Purpose                Subj OLTV           Comb OLTV
-----------  --------------------   -----------------   -----------------
California   Purchase       62.87   Missing      0.10   0.01-50.00   0.64
Arizona      Cash out Refi  31.52   0.01-50.00   0.68   50.01-60.0   1.44
Florida      Rate/Term Ref   5.61   50.01-60.0   1.66   60.01-70.0   3.71
New York                            60.01-70.0   3.67   70.01-75.0   3.43
Virginia                            70.01-75.0   4.55   75.01-80.0   8.68
Illinois                            75.01-80.0  58.27   80.01-85.0   9.65
Pennsylvani                         80.01-85.0  10.16   85.01-90.0  12.65
Colorado                            85.01-90.0  12.38   90.01-95.0  12.59
Texas                               90.01-95.0   7.46   95.01-100.  47.20
Michigan                            95.01-100.   1.06
Georgia
Massachuset
*More*

Occupancy           FICO             Doc                  Amort             Grade
-----------------   --------------   ------------------   ---------------   ---------
Owner Occu  94.58   Missing   0.06   Full Doc     47.58   2/28 ARM  93.70   A   18.30
Investment   4.40   500-539   6.52   Streamlined  25.18   3/27 ARM   6.30   A-  14.67
Second Hom   1.02   540-559   4.96   Stated Doc   14.91                     AA  48.81
                    560-579   5.92   Alt Doc       5.46                     B    9.89
                    580-599   7.18   Lite Doc      4.05                     B+   6.80
                    600-619  10.93   Limited Doc   2.70                     C    1.54
                    620-639  15.90                 0.12
                    640-659  17.04
                    660-679  11.22
                    680-699   6.59
                    700-719   5.28
                    720-739   3.70
                    *More*    4.69

Margins            1st Rate Cap   Per Rate Cap   1st Rate Adj Dt   Life Adj Cap          Prepay Months   Sect 32     Balloons
----------------   ------------   ------------   ---------------   -------------------   -------------   ---------   --------
Missing     0.10   1.00   0.08    1.00  100.00   FEB2003   0.08     N/A           0.10    0.00   11.11   N  100.00   100.00
0.01-3.00   0.11   1.50  93.62                   MAR2004   0.07     9.00- 9.49%   0.10   12.00    3.48
3.01-5.00  14.57   3.00   6.30                   MAY2004   0.14    11.00-11.49%   0.10   24.00   78.79
5.01-6.00  41.19                                 JUN2004   1.23    11.50-11.99%   0.05   36.00    6.43
6.01-6.50  19.09                                 JUL2004  29.90    12.00-12.49%   0.66   60.00    0.19
6.51-7.00  10.67                                 AUG2004  62.23    12.50-12.99%   1.51
7.01-7.50   5.11                                 SEP2004   0.10    13.00-13.49%  11.79
7.51-8.00   8.14                                 MAY2005   0.09    13.50-13.99%   9.54
8.01-8.50   0.76                                 JUN2005   0.20    14.00-14.49%  25.68
8.51-9.00   0.26                                 JUL2005   2.72    14.50-14.99%   8.78
                                                 AUG2005   3.25    15.00-15.49%  20.35
                                                                   *More*        21.33

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    GSAMP 2002 WMC-1
                        Deal Name   CONFORMING
                          Amort       Fixed

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap  Per Cap
-----   -----------------   --------   --------   ------   ------   ------   -------  -------
  726     $43,155,636.86       10.133    262.81   349.86   261.43     0.38     .        .

Loans   Life Ca  MTR 7/0  Margin   _Minra   SUBOLTV   COMOLTV   PP Rter      FICO
-----   -------  -------  ------   ------   -------   -------   -------   -------
  726    .         .        .        .        47.95     90.42     28.85   654.750

Current Rate      Principal Balance          Orig Term    Rem Term                AM WAM                  Age
---------------   ------------------------   ----------   ---------------------   ---------------------   --------
 6-6.9%    2.08   $0 - $50,000       36.09   180  53.78   121 - 180 Mths  53.78   121 - 180 Mths   4.63   0  64.48
 7-7.9%   42.62   $50,000 - $100,00  21.08   240   0.32   181 - 240 Mths   0.32   181 - 240 Mths   0.32   1  33.07
 8-8.9%    0.75   $100,000 - $150,0  10.48   360  45.90   301 - 360 Mths  45.90   301 - 360 Mths  94.96   2   2.33
 9-9.9%    0.78   $150,000 - $200,0  10.86                                        361 - 420 Mths   0.09   3   0.12
10-10.9%   9.22   $200,000 - $250,0   9.92
11-11.9%  17.47   $250,001 - $275,0   6.04
12-12.9%  12.25   $275,001 - $350,0   5.52
13-13.9%  12.92
14-14.9%   1.90

Geography            City              Zip             Property Type        Nbr Units
------------------   ---------------   -------------   ------------------   ---------
California   56.11   LOS ANGE   3.67   90808    1.37   SINGLE FAM   67.77   1  90.67
Massachuset   5.56   LONG BEA   2.94   92040    1.08   CONDO        11.89   2   5.86
Arizona       4.95   PHOENIX    1.73   91342    1.06   2-4 FAMILY    9.76   3   1.99
New York      4.87   OXNARD     1.56   93063    0.96   PUD DET       8.27   4   1.48
Texas         4.87   CORONA     1.31   91304    0.95   PUD ATT       2.24
Florida       3.59   SIMI VAL   1.28   92882    0.95                 0.07
Pennsylvani   2.56   COMPTON    1.21   91344    0.93
Colorado      2.31   LAKESIDE   1.08   90807    0.88
Virginia      1.64   CANOGA P   1.07   90703    0.87
Georgia       1.63   BRONX      1.06   93033    0.86
Maryland      1.63   LA HABRA   1.03   90008    0.84
Nevada        1.38   WEST COV   0.96   91316    0.79
*More*        8.92   *More*    81.11   *More*  88.45

Geography    Purpose                Subj OLTV           Comb OLTV
-----------  --------------------   -----------------   -----------------
California   Purchase       58.26   0.01-50.00  52.65   0.01-50.00   2.49
Massachuset  Cash out Refi  34.51   50.01-60.0   2.59   50.01-60.0   2.59
Arizona      Rate/Term Ref   7.22   60.01-70.0   7.82   60.01-70.0   7.12
New York                            70.01-75.0   5.95   70.01-75.0   5.71
Texas                               75.01-80.0  18.29   75.01-80.0   7.23
Florida                             80.01-85.0   3.82   80.01-85.0   4.25
Pennsylvani                         85.01-90.0   6.22   85.01-90.0   6.32
Colorado                            90.01-95.0   2.33   90.01-95.0   7.29
Virginia                            95.01-100.   0.34   95.01-100.  56.98
Georgia
Maryland
Nevada
*More*

Occupancy           FICO             Doc                  Amort             Grade
-----------------   --------------   ------------------   ---------------   ---------
Owner Occu  96.04   540-559    1.75  Full Doc     41.40   Fixed     100.00  A   59.09
Investment   2.74   560-579    1.63  Streamlined  25.61                     A-   8.67
Second Hom   1.22   580-599    5.19  Stated Doc   23.54                     AA  27.93
                    600-619   12.20  Alt Doc       4.16                     B    0.80
                    620-639   18.05  Lite Doc      3.16                     B+   3.09
                    640-659   20.05  Limited Doc   1.96                     C    0.43
                    660-679   15.11                0.18
                    680-699    9.25
                    700-719    7.88
                    720-739    3.28
                    740-759    3.27
                    760-779    1.64
                    *More*     0.71

Margins             1st Rate Cap   Per Rate Cap   1st Rate Adj Dt   Life Adj Cap   Prepay Months   Sect 32     Balloons
-----------------   ------------   ------------   ---------------   ------------   -------------   ---------   -----------------
Missing    100.00    .    100.00    .    100.00    .       100.00   N/A  100.00    0.00   19.89    N  100.00               50.60
                                                                                  12.00    5.15                15 YR BALL  49.40
                                                                                  24.00   24.41
                                                                                  36.00   31.59
                                                                                  60.00   18.96

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    GSAMP 2002 WMC-1
                        Deal Name   NON CONFORMING
                          Amort       Arms

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap  Per Cap
-----   -----------------   --------   --------   ------   ------   ------   -------  -------
  291     $114,699,946.50      8.004     360.00   358.24   358.62     0.39    1.617    1.000

Loans   Life Ca  MTR 7/0  Margin   _Minra   SUBOLTV   COMOLTV   PP Rter      FICO
-----   -------  -------  ------   ------   -------   -------   -------   -------
  291   14.495    23.45    5.843    8.004     81.83     90.42     20.18   639.512

Current Rate      Principal Balance          Orig Term    Rem Term                AM WAM                  Age
---------------   ------------------------   ----------   ---------------------   ---------------------   --------
 5-5.9%    0.28   $0 - $50,000        0.04   360  100.00  301 - 360 Mths  100.00  181 - 240 Mths   0.31   0  64.46
 6-6.9%   18.90   $50,000 - $100,00   0.43                                        301 - 360 Mths  99.69   1  32.86
 7-7.9%   40.87   $100,000 - $150,0   0.55                                                                2   2.00
 8-8.9%   27.39   $150,000 - $200,0   0.13                                                                3   0.68
 9-9.9%    9.95   $200,000 - $250,0   0.41
10-10.9%   1.96   $275,001 - $350,0  24.25
11-11.9%   0.61   $350,001 - $450,0  40.93
12-12.9%   0.04   $450,001 - $550,0  19.49
                  $550,001 - $650,0  10.85
                  $650,001 - $750,0   2.91

Geography            City              Zip             Property Type        Nbr Units
------------------   ---------------   -------------   ------------------   ---------
California   72.44   LOS ANGE   7.12   94080    2.31   SINGLE FAM   73.87   1  96.19
Florida       3.48   SOUTH SA   2.31   91364    1.74   PUD DET      15.55   2  2.54
New York      2.53   SAN JOSE   2.11   90045    1.48   CONDO         5.01   4  1.27
Arizona       2.27   WOODLAND   2.08   95132    1.43   2-4 FAMILY    3.81
Pennsylvani   2.07   SAN DIEG   2.06   92019    1.32   PUD ATT       1.75
Virginia      2.04   LONG BEA   1.40   91011    1.09
Utah          1.59   EL CAJON   1.32   84020    1.06
Maryland      1.57   VENTURA    1.31   92677    1.06
Massachuset   1.40   HAYWARD    1.20   90275    1.03
New Jersey    1.35   THOUSAND   1.14   94547    1.02
Michigan      1.31   LA CANAD   1.09   90035    0.99
Colorado      1.29   SAN MATE   1.07   91006    0.98
*More*        6.65   *More*    75.79   *More*  84.48

Geography    Purpose                Subj OLTV           Comb OLTV
-----------  --------------------   -----------------   -----------------
California   Purchase       60.96   0.01-50.00   0.35   0.01-50.00   0.35
Florida      Cash out Refi  34.11   50.01-60.0   0.76   50.01-60.0   0.48
New York     Rate/Term Ref   4.94   60.01-70.0   4.62   60.01-70.0   4.10
Arizona                             70.01-75.0   6.90   70.01-75.0   2.43
Pennsylvani                         75.01-80.0  55.14   75.01-80.0  15.68
Virginia                            80.01-85.0   7.88   80.01-85.0   8.77
Utah                                85.01-90.0  15.39   85.01-90.0  17.67
Maryland                            90.01-95.0   8.96   90.01-95.0  16.27
Massachuset                                             95.01-100.  34.24
New Jersey
Michigan
Colorado
*More*

Occupancy           FICO             Doc                  Amort             Grade
-----------------   --------------   ------------------   ---------------   ---------
Owner Occu  97.11   500-539    5.60  Full Doc     39.00   2/28 ARM  91.91   A   19.37
Investment   2.15   540-559    3.27  Streamlined  27.15   3/27 ARM   8.09   A-  19.14
Second Hom   0.74   560-579    5.92  Stated Doc   14.67                     AA  47.09
                    580-599    9.73  Alt Doc       9.71                     B    7.78
                    600-619   10.03  Limited Doc   5.46                     B+   5.07
                    620-639   14.40  Lite Doc      4.02                     C    1.55
                    640-659   15.66
                    660-679   12.91
                    680-699    8.16
                    700-719    5.05
                    720-739    3.72
                    740-759    3.88
                    *More*     1.66

Margins            1st Rate Cap   Per Rate Cap   1st Rate Adj Dt   Life Adj Cap          Prepay Months   Sect 32     Balloons
----------------   ------------   ------------   ---------------   -------------------   -------------   ---------   --------
3.01-5.00  21.38   1.00   0.78    1.00  100.00   FEB2003   0.78    12.00-12.49%   0.28   0.00   15.46    N  99.34    100.00
5.01-6.00  41.41   1.50  91.13                   MAY2004   0.68    12.50-12.99%   1.63   12.00   5.62    Y   0.66
6.01-6.50  20.88   3.00   8.09                   JUN2004   2.00    13.00-13.49%  17.80   24.00  71.15
6.51-7.00   6.35                                 JUL2004  29.47    13.50-13.99%  10.30   36.00   7.69
7.01-7.50   4.46                                 AUG2004  58.57    14.00-14.49%  30.43   60.00   0.08
7.51-8.00   4.38                                 SEP2004   0.41    14.50-14.99%   9.57
8.01-8.50   0.47                                 JUL2005   3.39    15.00-15.49%  17.44
8.51-9.00   0.67                                 AUG2005   4.71    15.50-15.99%   3.29
                                                                   16.00-16.49%   6.66
                                                                   16.50-16.99%   0.94
                                                                   17.00-17.49%   1.02
                                                                   *More*         0.66

Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    GSAMP 2002 WMC-1
                        Deal Name   NON CONFORMING
                          Amort       Fixed

Loans   Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM   St Age   1st Cap  Per Cap
-----   -----------------   --------   --------   ------   ------   ------   -------  -------
  508     $55,346,887.46       9.700     283.69   352.59   282.34     0.36     .        .

Loans   Life Ca  MTR 7/0  Margin   _Minra   SUBOLTV   COMOLTV   PP Rter      FICO
-----   -------  -------  ------   ------   -------   -------   -------   -------
  508    .         .        .       15.250    55.59     90.07     31.45   645.915

Current Rate      Principal Balance          Orig Term    Rem Term                AM WAM                  Age
---------------   ------------------------   ----------   ---------------------   ---------------------   --------
 6-6.9%    1.24   $0 - $50,000        4.65   180  41.96   121 - 180 Mths  41.96   121 - 180 Mths   2.79   0  66.48
 7-7.9%   17.54   $50,000 - $100,00  33.84   240   0.64   181 - 240 Mths   0.64   181 - 240 Mths   0.64   1  32.23
 8-8.9%   33.05   $100,000 - $150,0  17.98   360  57.39   301 - 360 Mths  57.39   301 - 360 Mths  96.56   2   0.49
 9-9.9%   17.06   $150,000 - $200,0  11.28                                                                3   0.79
10-10.9%   5.24   $200,000 - $250,0   6.39
11-11.9%  11.90   $250,001 - $275,0   2.89
12-12.9%   7.21   $275,001 - $350,0  10.37
13-13.9%   5.28   $350,001 - $450,0   6.96
14-14.9%   1.48   $450,001 - $550,0   4.40
                  $650,001 - $750,0   1.23

Geography            City              Zip             Property Type        Nbr Units
------------------   ---------------   -------------   ------------------   ---------
California   58.13   LOS ANGE   8.77   93010    1.39   SINGLE FAM   71.18   1  90.97
New York      4.43   CAMARILL   2.22   93003    1.24   PUD DET      11.52   2   4.62
Texas         4.11   HOUSTON    1.99   90069    1.23   2-4 FAMILY    9.03   4   3.13
Florida       3.33   VENTURA    1.93   91364    1.22   CONDO         7.08   3   1.28
Virginia      2.76   SAN DIEG   1.87   94954    1.07   PUD ATT       1.08
New Jersey    2.35   WOODLAND   1.22   94080    0.91   MAN HOUSING   0.11
Arizona       2.04   RICHMOND   1.19   22307    0.91
Pennsylvani   1.91   PETALUMA   1.07   77005    0.90
Georgia       1.90   NORTHRID   1.04   91324    0.90
Tennessee     1.86   PORTLAND   1.03   90048    0.88
Massachuset   1.76   SCOTTSDA   0.92   94538    0.87
Ohio          1.76   SOUTH SA   0.91   27959    0.87
*More*       13.66   *More*    75.83   *More*  87.62

Geography    Purpose                Subj OLTV           Comb OLTV
-----------  --------------------   -----------------   -----------------
California   Purchase       50.84   0.01-50.00  40.84   0.01-50.00   0.98
New York     Cash out Refi  40.96   50.01-60.0   1.71   50.01-60.0   1.71
Texas        Rate/Term Ref   8.20   60.01-70.0   4.85   60.01-70.0   4.85
Florida                             70.01-75.0   8.04   70.01-75.0   6.83
Virginia                            75.01-80.0  24.53   75.01-80.0  11.02
New Jersey                          80.01-85.0  10.97   80.01-85.0  11.05
Arizona                             85.01-90.0   5.25   85.01-90.0   7.60
Pennsylvani                         90.01-95.0   3.14   90.01-95.0   7.33
Georgia                             95.01-100.   0.67   95.01-100.  48.63
Tennessee
Massachuset
Ohio
*More*

Occupancy           FICO             Doc                  Amort             Grade
-----------------   --------------   ------------------   ---------------   ---------
Owner Occu  93.69   Missing    0.05  Full Doc     46.48   Fixed     100.00  A   52.21
Investment   4.07   500-539    7.96  Streamlined  21.32                     A-  10.39
Second Hom   2.24   540-559    4.12  Stated Doc   18.50                     AA  22.50
                    560-579    2.41  Alt Doc       6.92                     B   10.13
                    580-599    6.00  Lite Doc      3.55                     B+   2.88
                    600-619   10.12  Limited Doc   3.05                     C    1.89
                    620-639   11.85                0.18
                    640-659   16.80
                    660-679    8.94
                    680-699   10.70
                    700-719    9.84
                    720-739    5.27
                    *More*     5.93

Margins             1st Rate Cap   Per Rate Cap   1st Rate Adj Dt   Life Adj Cap   Prepay Months   Sect 32     Balloons
-----------------   ------------   ------------   ---------------   ------------   -------------   ---------   -----------------
Missing    100.00    .    100.00    .    100.00    .       100.00   N/A  100.00     0.00  18.04    N  100.00               60.83
                                                                                   12.00   7.49                15 YR BALL  39.17
                                                                                   24.00  24.56
                                                                                   36.00  20.55
                                                                                   60.00  29.36


Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.